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                                                                  Exhibit 10.30


          COLLATERAL ASSIGNMENT, PATENT MORTGAGE AND SECURITY AGREEMENT


         THIS COLLATERAL ASSIGNMENT, PATENT MORTGAGE AND SECURITY AGREEMENT ("Assignment") is made as of March 27, 1997, by and between EXCITE, INC., a California corporation ("Assignor"), and IMPERIAL BANK ("Assignee").

                                    RECITALS

         A. Assignee has agreed to lend to Assignor certain funds (the "Loan"), and Assignor desires to borrow such funds from Assignee pursuant to the terms of a Security and Loan Agreement dated of even date herewith (the "Loan Agreement").

         B. In order to induce Assignee to make the Loan, Assignor has agreed to assign certain intangible property to Assignee for purposes of securing the obligations of Assignor to Assignee.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. ASSIGNMENT, PATENT MORTGAGE AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance of all of Assignor's present or future indebtedness, obligations and liabilities to Assignee under the Loan Agreement and the documents executed in connection therewith, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

            (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including, without limitation, those set forth on EXHIBIT A attached hereto and incorporated herein by this reference (collectively, the "Copyrights").

            (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products nor or hereafter existing, created, acquired or held;

            (c) Any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

            (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, those set forth on EXHIBIT B attached hereto and incorporated herein by this reference (collectively, the "Patents");

            (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including, without limitation, those set forth on EXHIBIT C attached hereto and incorporated herein by this reference (collectively, the "Trademarks");

            (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

            (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

            (h) All amendments, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

            (i) All proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE


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CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE
ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE LOAN AGREEMENT.

         2. AUTHORIZATION AND REQUEST. Assignor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

         3. COVENANTS AND WARRANTIES. Assignor represents, warrants, covenants and agrees as follows:

            (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business;

            (b) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is party or by which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Assignment constitutes as assignment;

            (c) During the term of this Assignment, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for (i) non-exclusive licenses granted by Assignor in the ordinary course of business or as set forth in this Assignment and (ii) subject to Assignor's execution of appropriate documents, in form acceptable to Assignee, to perfect or continue the perfection of Assignee's interest in the Collateral, transfers to affiliates of Assignor;

            (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

            (e) Assignor shall promptly advise Assignee of any material changes in the composition of the Collateral, including but not limited to any subsequent ownership right of Assignor in or to any Copyright, Patent or Trademark not specified in this Assignment;

            (f) Assignor shall (i) protect, defend and maintain the validity and enforceability of the Copyrights, Patents and Trademarks, (ii) use its best efforts to detect infringements of the Copyrights, Patents and Trademarks and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Copyrights, Patents or Trademarks to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld, unless Assignor determines that reasonable business practices suggest that abandonment is appropriate;

            (g) Assignor shall promptly register the most recent version of Assignor's material Copyrights, if not so already registered, as Assignee may reasonably request from time to time based on its review of the Quarterly Report (as hereinafter defined) and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral;

            (h) This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in SECTION 3(i) below, subject only to Permitted Liens (as defined in the Loan Agreement);

            (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or United States regulatory body is required either (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor in the United States or
(ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies hereunder;

            (j) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects;


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            (k) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent, which consent shall not be unreasonably withheld. Assignor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor's rights and interests in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts; and

            (l) Upon any executive officer of Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any Collateral, the ability of Assignor to dispose of any Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

         4. ASSIGNEE'S RIGHTS. Assignee shall have the right, but not the obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after fifteen (15) days' notice to Assignor. Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this SECTION 4.

         5. INSPECTION RIGHTS. Assignor hereby grants to Assignee and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Assignor, any of Assignor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Assignor and as often as may be reasonably requested.

         6. FURTHER ASSURANCES; ATTORNEY IN FACT.

            (a) On a quarterly basis, Assignor agrees to deliver to Assignee a report, in form acceptable to Assignee and certified by an officer of Assignor, which lists all Copyrights, Patents and Trademarks that are material to the operation of Assignor's business on an on-going basis, and in which Assignee does not already have a perfected security interest (the "Quarterly Report"); provided, however, Assignor may provide a general description of the Copyrights by type. Based upon review of the Quarterly Report, Assignee shall, in its reasonable discretion, identify which Copyrights, Patents and Trademarks it deems material to the operation of Assignor's business on an on-going basis or the value of the Collateral.

            (b) On a continuing basis, Assignor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks, which Assignee reasonably identifies pursuant to SECTION 6(A) above as material to the operation of Assignor's business on an on-going basis or the value of the Collateral, and otherwise to carry out the intent and purposes of this Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

            (c) Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, from time to time in Assignee's discretion, to take any action and to execute any instrument which Assignee may reasonably deem necessary or advisable to accomplish the purposes of this Assignment, including
(i) to modify, in its reasonable discretion, this Assignment without first obtaining Assignor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C thereof, as appropriate, to include reference to any material right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest, (ii) to file, in its reasonable discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law and (iii) after the occurrence and during the continuance of an Event of Default, to transfer the Collateral into the name of Assignee or a third party to the extent permitted under the California Uniform Commercial Code.

         7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Assignment:

            (a) An Event of Default occurs under the Loan Agreement; or


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             (b) Assignor breaches any warranty or agreement in any material respect made by Assignor in this Assignment and, as to any breach that is capable of cure, Assignor fails to cure such breach within five (5) days of the occurrence of such breach if notice thereof has been given to Assignor; or

             (c) Assignor fails to provide to Bank within seven (7) days of the date of this Assignment (i) a true, complete and accurate description of all Copyrights, Patents and Trademarks to be listed on Exhibits A, B and C hereto, in accordance with SECTIONS 1(a), 1(d) and 1(e) hereof (ii) a Corporate Borrower Profile for Intellectual Property Security Agreements, in form satisfactory to Bank, which has been previously delivered to Assignor prior to the date hereof.

         8. REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including, without limitation, the right to require Assignor to assemble the Collateral and any tangible property in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence and during the continuance of an Event of Default. Assignor will pay any expenses (including reasonable attorneys' fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including, without limitation, any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

         9. INDEMNITY. Assignor agrees to defend, indemnify and hold harmless Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Assignment and (b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including, without limitation, reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Assignee's gross negligence or willful misconduct.

         10. REASSIGNMENT. At such time as Assignor shall completely satisfy all of the obligations secured hereunder, Assignee shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to revest in Assignor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

         11. NO FAILURE OR DELAY. No failure or delay on the part of Assignee, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof.

         12. ATTORNEYS' FEES. If any action relating to this Assignment is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

         13. AMENDMENTS. This Assignment may be amended only by a written instrument signed by both parties hereto.

         14. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each such Assignment shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Assignor and Assignee.

         15. CALIFORNIA LAW AND JURISDICTION; JURY WAIVER. This Assignment shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Assignor and Assignee consent to the exclusive jurisdiction of any state or federal court located in Santa Clara County, California. ASSIGNOR AND ASSIGNEE EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LOAN AGREEMENT, THIS ASSIGNMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

         16. CONFLICT. In the event of a conflict between any term and/or provision contained in this Assignment with any term and/or provision contained in the General Security Agreement (as defined in the Loan


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Agreement), the term and/or provision of this Assignment shall govern.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written.

ASSIGNOR                                              ASSIGNEE

EXCITE, INC.                                          IMPERIAL BANK
a California corporation


By:      /s/ RICHARD B. REDDING                       By:      /s/ ERIN HANEY
    ---------------------------------------------         ---------------------------------------------
Printed Name:     Richard B. Redding                  Printed Name:     Erin Haney
              -----------------------------------                   -----------------------------------
Title:   Vice President, Finance & Administration     Title:      Assistant Vice President
       ------------------------------------------            ------------------------------------------

Address of Assignor                                   Address of Assignee

1091 Shoreline Blvd.                                  2460 Sand Hill Road, Suite 102
Mountain View, California 94043                       Menlo Park, California 94025
Attention:  Rick Redding                              Attention: Erin Haney


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